STOCKSNIPS AI-POWERED SENTIMENT US ALL CAP ETF Ticker Symbol: NEWZ Listed on The Nasdaq Stock Market LLC	SUMMARY PROSPECTUS May 31, 2026 https://stocksnipsetfs.ai/

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. The current Prospectus and SAI, each dated May 31, 2026, as supplemented from time to time, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund, as well as recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, online at https://stocksnipsetfs.ai/etf/. You can also get this information at no cost by calling 215-330-4476.

INVESTMENT OBJECTIVE
The StockSnips AI-Powered Sentiment US All Cap ETF (the “Fund”) seeks long-term capital appreciation.
FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the table or example.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
Management Fee	0.75%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.75%
EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated and then hold or sell all of your Shares at the end of those periods. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year:	Three Years:	Five Years:	Ten Years
$77	$240	$417	$930
PORTFOLIO TURNOVER
The Fund may pay transaction costs, including commissions when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended January 31, 2026 Fund’s portfolio turnover rate was 614% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by utilizing an investment strategy that leverages artificial intelligence (“AI”) and natural language processing to derive a proprietary News Media Sentiment Signal (the “Sentiment Signal”). AI refers to the application of computer systems to perform tasks that typically require human intelligence, discernment, and adaption, such as decision-making, reasoning, and learning from past experiences. The Fund’s sub-adviser, Stock Snips, Inc. (“StockSnips” or the “Sub-Adviser”), uses an investment process based on a proprietary ranking and selection process, which is designed to identify stocks with the most positive news coverage, as described in more detail below.
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amounts of any borrowings for investment purposes) in securities of U.S.-listed large, mid and small capitalization companies. The Fund invests in equity securities of such companies, including common stock and American Depositary Receipts (“ADRs”).
The Sub-Adviser generally selects securities from industries that exhibit sufficient news volume and publicly available information to allow effective application of the Sub-Adviser’s Sentiment Signal and that collectively provide representation across growth, defensive, and cyclical segments of the broader market. The applicable industries may change over time, generally enabling coverage for a greater number of industries. The Sub-Adviser then excludes any securities that have (i) less than $2 billion in market capitalization, (ii) high volatility as compared to the broader market, (iii) profitability metrics that the Sub-Adviser has determined are not attractive opportunities (e.g., based on return on equity), and (iv) less than a defined volume of news coverage. The Sub-Adviser then utilizes its algorithms to select sentiment leaders amongst the remaining investment universe.
The Sub-Adviser believes that quantification of news sentiment can be a proxy for investor sentiment. The Sub-Adviser employs quantitative modeling, which leverages the Sentiment Signal and a trending Sentiment Momentum signal (the “Sentiment Momentum Signal”). The Sentiment Signal uses natural language processing to derive investor sentiment using news articles, blogs and other textual information. The Sentiment Momentum Signal refers to the trend or direction of investor sentiment over time for a particular stock. A positive Sentiment Momentum Signal indicates growing optimism among investors, often leading to upward price movements. Conversely, a negative Sentiment Momentum Signal indicates increasing investor pessimism, which can lead to price declines.
The Sentiment Signal and the Sentiment Momentum Signal are each derived using natural language processing and machine learning algorithms that transform unstructured textual data from News Sources (as defined below) into quantified real-time sentiment signals. Machine learning refers to technologies that enable a computer to learn from data it has processed to incorporate different assumptions or past experience into future computations or analysis. In the context of the StockSnips sentiment signals, machine learning is used to classify “financial oriented” sentences (news snippets) attributed to a company as being positive, negative or uncertain.
StockSnips gathers news information on a daily basis and evaluates such information along with a proprietary historical sentiment dataset covering approximately 5,000 US equities. The algorithms rank the securities in the investment universe based on the amount of positive news available about a company and its sentiment momentum. The top 30 to 50 stocks are included in the Fund and are equal weighted. The Sub-Adviser expects that under normal market conditions, up to 95% of the portfolio assets will be invested in the securities recommended by the algorithms.
The news snippets are collected from reliable online sources, including news articles, blog posts, SEC filings, earnings transcripts and analyst reports from Zacks, Motley Fool, Associated Press, CNBC and other financial news sources (collectively “News Sources”). The Sub-Adviser considers a News Source to be reliable if it is obtained from a publication or other source that has authors/analysts who research and write opinions or reports on events relating to U.S. equities. Some News Sources are licensed by the Sub-Adviser and others are publicly available.
The portfolio is rebalanced and reconstituted on a bi-weekly basis (i.e., every two weeks).
PRINCIPAL INVESTMENT RISKS
An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. An investor may lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. More complete risk descriptions are set forth below under the heading “Additional Information About the Fund’s Principal Investment Risks.”
Artificial Intelligence Model Risk. The Fund’s investment strategies rely heavily upon AI to derive sentiment signals which guide investment decisions. While the Sub-Adviser employs natural language processing and algorithms designed to optimize the accuracy and reliability of these signals, it cannot always guarantee their precision or correctness. The performance of the Sub-Adviser’s algorithms is intrinsically linked to the validity of the AI-derived sentiment signals, and any inaccuracies or errors in these signals, or the data used to derive these signals, may adversely affect the performance of the Fund. Investors should be aware that all investment strategies carry inherent risks, and the use of AI to inform investment decisions introduces an additional layer of complexity and potential uncertainty.
The Sub-Adviser’s algorithms do not analyze broad market conditions, macroeconomic events or potential black swan events, unless they have specific reference to specific US equities within the article. Additionally, the News Sources that are analyzed by the algorithms may be biased with respect to the companies that are included in the news snippets, including the nature of the news stories that are presented. Some companies may be over or underrepresented based on the subjective judgments of the news organizations. These limitations may reduce the ability of the algorithms to effectively analyze investor sentiment and sentiment momentum, which can cause the signals to diverge from actual investor sentiment. Moreover, high positive sentiment signals may not correlate with positive change in the value of a company’s stock and low positive or negative sentiment signals may not correlate with negative change in the value of a company’s stock. Additionally, News Sources are susceptible to the following risks which may disrupt the Sub-Adviser’s ability to receive meaningful information from such sources: permanent cessation of operations, disruption in service caused by hardware or software failure, interruptions or delays in service by third-party data center hosting facilities and maintenance providers, and evolving internet regulation and other regulations that may limit or otherwise affect the operations of news companies.

The Sub-Adviser is committed to conducting ongoing reviews and validations of its AI processes and algorithms to strive for the highest possible accuracy in the sentiment signals. However, due to the unpredictable and dynamic nature of financial markets, as well as the limitations inherent in any AI-based system, there is no guarantee regarding the accuracy or reliability of the AI-derived sentiment signals.
Machine Learning Risk. The Fund relies on a “machine learning” classification process as well as data and information supplied by third party news sources, some of which are public and some of which are subscription based. To the extent the machine learning process does not perform as designed or as intended, the Fund’s strategy may not be successfully implemented, and the Fund may lose value. If the News Sources are incorrect, incomplete or unreliable, any decisions made in reliance thereon may lead to the inclusion or exclusion of securities that would have been excluded or included had the information not contained such flaws.
Natural Language Processing Risk. The Sub-Adviser’s strategy utilizes sentiment signals that are derived using an automated natural language processing system to rank and select equities. This is different than traditional classification systems that use fundamental factors like growth, value, size, and profitability. This may result in equities that may not otherwise be included in traditional portfolio construction methods and may lead to a decline in the Fund’s value.
Frequent Rebalance Risk. Because the Sub-Adviser rebalances and reconstitutes the Fund on a bi-weekly basis (i.e, once every two weeks) based on news data analyzed in connection with such rebalance (each, a “Rebalance”), (i) the Fund’s exposures may be significantly influenced by the news environment at or around the time of a Rebalance, and (ii) changes to the Fund’s exposures may lag investor sentiment and investor sentiment momentum direction (up or down) by up to approximately two weeks if such changes first take effect at or around the time of a Rebalance. Such lags between the implementation of the Sub-Adviser’s signals and changes in market sentiment may result in periods of underperformance relative to the broader U.S. market.
Large-Capitalization Companies Risk. Large-capitalization companies may trail the returns of the overall stock market. Large-capitalization stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.
Mid-Capitalization Companies Risk. Investing in securities of mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. Often mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.
Small-Capitalization Companies Risk. Investing in securities of small-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Small-capitalization companies often have less predictable earnings, more limited product lines, markets, distribution channels and financial resources, and the management of such companies may be dependent upon one or few people. Price movements of small-capitalization companies may be more volatile than mid-capitalization and large-capitalization companies.
Risk of Investing in the U.S. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.
Foreign Investment Risk. Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in or exposures to foreign securities are subject to special risks, including risks associated with foreign securities generally, including differences in information available about issuers of securities and investor protection standards applicable in other jurisdictions; capital controls risks, including the risk of a foreign jurisdiction imposing restrictions on the ability to repatriate or transfer currency or other assets; currency risks; political, diplomatic and economic risks; regulatory risks; and foreign market and trading risks, including the costs of trading and risks of settlement in foreign jurisdictions.
Investment Risk. When you sell your Shares, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular asset classes or industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security, such as geopolitical events and environmental disasters. The value of a security may also decline due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Therefore, you may lose money by investing in the Fund.
Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.
Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. The Fund may invest a significant portion of its assets in the following sectors and, therefore, the performance of the Fund could be negatively impacted by events affecting each of these sectors.
•Information Technology Sector Risk. The Fund may invest in companies in the technology sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a significant effect on the value of the Fund’s investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
• Financials Sector Risk. This sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and fallout from the housing and sub-prime mortgage crisis. Insurance companies, in particular, may be significantly affected by changes in interest rates, catastrophic events, price and market competition, the imposition of premium rate caps, or other changes in government regulation or tax law and/or rate regulation, which may have an adverse impact on their profitability. This sector has experienced significant losses in the recent past, and the impact of more stringent capital requirements and of recent or future regulation on any individual financial company or on the sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.

ETF Risks.
•Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
•Premium-Discount Risk. The Shares may trade above or below their net asset value (“NAV”). The market prices of Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on The Nasdaq Stock Market LLC (the “Exchange”) or other securities exchanges. The existence of significant market volatility, disruptions to creations and redemptions, or potential lack of an active trading market for Fund Shares (including through a trading halt), among other factors, may result in the Shares trading significantly above (at a premium) or below (at a discount) to NAV. If you buy Fund Shares when their market price is at a premium or sell the Fund Shares when their market price is at a discount, you may pay more than, or receive less than, NAV, respectively.
•Cost of Trading Risk. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares.
•Trading Risk. Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of its underlying portfolio holdings, which can be less liquid than Shares, potentially causing the market price of Shares to deviate from its NAV. The spread varies over time for Shares of the Fund based on the Fund’s trading volume and market liquidity and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity.
Management Risk. The Fund is actively managed and may not meet its investment objective based on the Adviser’s, Sub-Adviser’s, or portfolio managers’ success or failure to implement investment strategies for the Fund. The success of the Fund’s investment program depends largely on the investment techniques and risk analyses applied by the Adviser, Sub-Adviser, and the portfolio managers and the skill of the Adviser, Sub-Adviser, and/or portfolio managers in evaluating, selecting, and monitoring the Fund’s assets. The Fund could experience losses (realized and unrealized) if the judgment of the Adviser, Sub-Adviser, or portfolio managers about markets or sectors or the attractiveness of particular investments made for the Fund’s portfolio prove to be incorrect. It is possible the investment techniques and risk analyses employed on behalf of the Fund will not produce the desired results. Absent unusual circumstances ( e.g. , the Adviser determines a different security has higher liquidity but offers a similar investment profile as a recommended security), the Adviser will generally follow the Sub-Adviser’s investment recommendations to buy, hold, and sell securities and financial instruments.
High Portfolio Turnover Risk. The Fund’s investment strategy is expected to result in higher turnover rates. This may increase the Fund’s brokerage commission costs, which could negatively impact the performance of the Fund. Rapid portfolio turnover also exposes shareholders to a higher current realization of short-term capital gains, distributions of which would generally be taxed to you as ordinary income and thus cause you to pay higher taxes.
PERFORMANCE
This bar chart shows the performance of the Fund for the calendar year ended December 31. The table shows how the Fund’s average annual returns for one-year and since inception periods compare with those of a broad measure of market performance as well as a secondary benchmark provided as a measure of the Fund’s investment strategy and universe. Past performance does not necessarily indicate how the Fund will perform in the future. Performance information is also available on the Fund’s website at https://stocksnipsetfs.ai/ or by calling the Fund at (215) 330-4476.
Calendar Year Total Returns as of December 31
The Fund’s year-to-date return as of March 31, 2026 was 2.11%.
During the period of time shown in the bar chart, the Fund’s highest return for a calendar quarter was 4.97% (quarter ended June 30, 2025) and the Fund’s lowest return for a calendar quarter was -5.03% (quarter ended December 31, 2025).
Average Annual Total Returns
For the Periods Ended December 31, 2025

StockSnips AI-Powered Sentiment US All Cap ETF	1 Year	Since Inception (04/11/2024)
Return Before Taxes	-4.02%	5.21%
Return After Taxes on Distributions	-4.08%	5.14%
Return After Taxes on Distributions and Sale of Fund Shares	-2.34%	3.99%
Solactive GBS United States 1000 Index (reflects no deduction for fees, expenses or taxes)	17.01%	18.09%
Solactive GBS United States 500 Equal Weight Index (reflects no deduction for fees, expenses or taxes)	13.26%	12.62%
After-tax returns are calculated using the highest historical individual U.S. federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts.
In certain instances, the figure representing “Return After Taxes on Distributions and Sale of Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

INVESTMENT ADVISER

Investment Adviser:	Empowered Funds, LLC dba EA Advisers (the “Adviser”)
Investment Sub-Adviser:	Stock Snips, Inc. (“Sub-Adviser” or “StockSnips”)
PORTFOLIO MANAGERS
Ravindra Koka, Robert Lindenberg and Leandro Lopez-Leon are each a portfolio manager to the Fund and collectively are primarily responsible for the day-to-day management of the Fund since its inception in April, 2024.
PURCHASE AND SALE OF SHARES
Individual Shares are listed on a national securities exchange and may only be purchased and sold in the secondary market through a broker-dealer at a market price. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a “premium”) or less than NAV (at a “discount”). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying and selling Shares in the secondary market (the “bid/ask spread”).
TAX INFORMATION
The Fund’s distributions generally are taxable to you as ordinary income, capital gain, or some combination of both, unless your investment is made through an Individual Retirement Account (“IRA”) or other tax-advantaged account. However, subsequent withdrawals from such a tax-advantaged account may be subject to U.S. federal income tax. You should consult your own tax advisor about your specific tax situation.
PURCHASES THROUGH BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Shares through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.